Financial instruments	12 Months Ended
Dec. 31, 2021
Financial instruments
Financial instruments

(27) Financial instruments

-Financial risk management

Evotec is exposed to the following risks arising from financial instruments:

–       currency risks

–       interest rate risks

–       liquidity risks (see Note 28)

–       capital management risk (see Note 28)

–       credit risks (see Note 28)

–       market risks (see Note 28)

The Management Board has overall responsibility for the establishment and oversight of the Company’s management framework. The Management Board has installed a Group Risk Manager, who is responsible for developing and monitoring the risk management policies. The Group Risk Manager reports regularly to the Management Board on its activities. The Audit Committee of the Supervisory Board oversees how management monitors compliance with the Company’s risk management policies and procedures.

Currency risks

The Company is exposed to currency risks, if Evotec companies enter into revenues, purchases and borrowings that are denominated in a currency other than the functional currency of the respective Evotec company. The functional currencies of all Evotec companies consist mainly of Euro, US Dollar and Pound Sterling. The Evotec companies are in the normal course of business particularly exposed to currency fluctuations between US Dollar, Pound Sterling and the Euro.

The following table shows the average currency rates as well as the currency rates at 31 December 2021 and 2020 each against the Euro:

	Average rate
	2021	2020	31 December
	01 January -	01 January -
	31 December	31 December	2021	2020
	€	€	€	€
USD	0.8455	0.8755	0.8829	0.8149
GBP	1.1633	1.1240	1.1901	1.1123

A strengthening (weakening) of the euro, the US dollar and the British pound among themselves and against other currencies, as shown below as at 31 December, would lead to an increase (reduction) in equity and earnings with the amounts mentioned below. This analysis relates to financial instruments held for sale on condition that all other variables remain constant and ignore the impact of purchases and sales.

	Variance 2021		Variance 2020		Variance 2019
		Profit and		Profit and		Profit and
	Equity	loss	Equity	loss	Equity	loss
	k€	k€	k€	k€	k€	k€
USD (10% strengthening)	42,053	42,053	11,321	11,321	10,861	10,861
USD (10% weakening)	(42,053)	(42,053)	(11,321)	(11,321)	(10,861)	(10,861)
GBP (10% strengthening)	6,643	6,643	5,702	5,702	2,803	2,803
GBP (10% weakening)	(6,643)	(6,643)	(5,702)	(5,702)	(2,803)	(2,803)
EUR (10% strengthening)	48,699	48,699	17,032	17,032	332	332
EUR (10% weakening)	(48,699)	(48,699)	(17,032)	(17,032)	(332)	(332)

The Company manages the foreign exchange exposure via natural hedges and selective hedging instruments such as forward currency contracts. The hedging instruments used do not expose the Company to any material additional risk. The objective of these transactions is to reduce the risk of exchange rate fluctuations of the Company’s foreign currency denominated cash flows. Evotec does not enter into derivative transactions for trading or speculative purposes. Foreign currency contracts are carried at fair value. Foreign currency forward contracts amounting to a fair value of k€ -8,565 were held by the Company as of 31 December 2021 (31 December 2020: k€ 3,845; 2019: k€ 1,042). Gains and losses from the fair value accounting related to foreign currency derivatives are included in non-operating income and expense and amounted to a net loss of k€ 12,410 in the financial year 2021 (2020: net loss of k€ 20; 2019: net gain of k€ 1,042). This net loss results mainly from the strong USD appreciation during the 2021.

Derived regularly from the summarised quantitative data about the Company’s currency risks, based on the report to the Management Board, the expected future USD cash flows which should be hedged with USD/GBP forward contracts and USD/EUR forward contracts are determined. As of 31 December 2021, cash flows of kUSD 344,830 (31 December 2020: kUSD 70,500; 31 December 2019: kUSD 30,000), thereof kUSD 300,430 against Euro (31 December 2020: kUSD  45,000; 31 December 2019: kUSD 12,000), and kUSD 44,400 (31 December 2020: kUSD 25,500; 31 December 2019: kUSD 14,396) and cash outflows of k€ 8,400 against GBP were hedged.

The fair value of cash and cash equivalents, investments, trade accounts receivable and trade accounts payable approximate their carrying values in the consolidated financial statements due to their short-term nature. Financial assets are accounted for at the settlement date.

Interest rate risks

The Company is exposed to interest rate risks in Germany, UK and USA due to current investments as well as loans. Financial instruments with fixed interest rates are not subject to interest rate risk and therefore are not included in the sensitivity analysis. Financial instruments with variable market interest rates as of 31 December 2021 and 2020 are included in the sensitivity analysis for the period of their existence. If the interest rate had been 100 basis points higher (lower) at 31 December 2021, the effect on income before taxes would have been k€ 746 higher and k€ 827 lower (31 December 2020: net income k€ 415 higher (lower); 31 December 2019: net income k€ 320 higher (lower)). Shareholders’ equity would be impacted in the same amount.

The fair value of debt varies from the carrying amount, if there is a difference between the underlying interest rate to the market interest rate. The fair value is then determined using an appropriate market interest rate.

The fair values of the loans and current investments with variable market interest rates as of 31 December 2021 and 2020 would vary by the following amounts:

	31 Dec	31 Dec
	2021	2020
	k€	k€
Variable interest rate +1% point	2,570	37
Variable interest rate (1)% point	(827)	(415)

Evotec regularly uses interest rate swaps to economically hedge the interest rate risks from its borrowings. In June 2019, two interest rate swaps with a notional of k€ 48,250 were agreed to swap portions of the variabilized interest-bearing tranches of the promissory note against a fixed rate of 0.17% and 0.24%, respectively. In addition, two additional interest rate swaps with a notional of k€ 22,500 each were concluded in 2021. Here, a fixed rate of 2.00% and 1.12% is swapped against a floored Euribor plus spread. The Company does not use fair value through profit or loss accounting for its financial assets and liabilities with fixed interest rates.

The Company is exposed to interest rate risk through variable interest-bearing loans. These interest rate risks are deemed not to be significant.

Other price risks

The Company is not exposed to any price risks associated to their financial instruments.